Exhibit 99.2

AGREEMENT

BETWEEN

IMPERIAL PETROLEUM, INC.,

a Nevada corporation

AND

CLEAN SANDS INTERNATIONAL, INC.,

a Tennessee corporation

DATED AS OF JANUARY 1, 2011

THIS AGREEMENT (this “Agreement”) is made and entered into as of the 1st day of January 2011 by and between IMPERIAL PETROLEUM, INC., a Nevada corporation, having its principal place of business at P.O. Box 1006, Evansville, Indiana 47706 (“Imperial”), and CLEAN SANDS INTERNATIONAL, INC., a Tennessee corporation, having its principal place of business at 511 Union Street, Suite 1600, Nashville, Tennessee 37219 (“Clean Sands”). (Imperial and Clean Sands are collectively referred to herein as the “Parties”). Proven Engineering & Technologies, LLC (“Proven”) joins this Agreement solely for the purposes set forth herein.

RECITALS

WHEREAS, Imperial entered into an Exclusive Technology License Agreement with Proven dated May 1, 2010 (along with Amendment Number One thereto, the “Exclusive License Agreement” attached as Exhibit A) wherein Imperial exclusively licensed from Proven rights in Canada to a system useful in the recovery of bitumen and oil from oil and tar sands and limestone rock asphalt and an inland oil recovery barge technology, processes and equipment developed and designed for the recovery of bitumen and oil from tailings ponds and reservoirs, which includes without limitation high velocity shearing eductors, Fast Flow Pumps®, abrasion resistant hydrocyclones, Weir Tank coalescing technology and certain proprietary chemicals, that was developed, designed and patented by Proven and/or subject to pending patents and/or is being held on a proprietary basis pending patent application (the “Technology”);

WHEREAS, the Technology is subject to certain copyrights, trademarks, service-marks, trade secrets, patents, patent applications (pending or otherwise), continuations, continuations-in-part, and licenses and any future patent applications, moral rights, contract rights, process technology and other proprietary rights licensed by Imperial and useful in the recovery of bitumen and oil from oil and tar sands and limestone rock asphalt or through inland oil recovery barge technology, processes and equipment (the “Intellectual Property”);

WHEREAS, the Technology and Intellectual Property are owned by Proven;

WHEREAS, on or about September 30, 2010, Clean Sands made a loan, in an aggregate principal amount of $250,000.00, to Imperial evidenced by that certain Promissory Note of even date therewith (the “Promissory Note,” attached as Exhibit B), to construct a scaled-up proto-type, pursuant to Proven Quote #1078, to [i] demonstrate the Technology., including a non-thermal, mechanical and chemical closed-loop system to recover the bitumen or heavy oil from oil sands, on a large scale capable of being skid-mounted and [ii] confirm the commercial capabilities and applications of such (the “Demonstration Unit”).

WHEREAS, Clean Sands, in conjunction with certain development partners and third parties desires to obtain the exclusive license to utilize the Technology and Intellectual Property in Canada and other potential territories in order to [i] practice, use and exploit the Technology and Intellectual Property including any improvements thereon; and [ii] incorporate the Technology and Intellectual Property into processes, methods, and products necessary or convenient for their business, including establishing, constructing and operating certain facilities.

NOW, THEREFORE, in consideration of the mutual warranties, covenants and obligations set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. In consideration of the sums paid hereunder and the mutual consideration of the Parties hereto, the receipt and sufficiency of which are hereby acknowledged, Imperial agrees to terminate the Exclusive License Agreement with Proven, pursuant to the agreement between Imperial and Proven set forth on Exhibit C.

2. Proven by its signature hereto acknowledges [i] the termination of the Exclusive License Agreement; and [ii] that the royalty granted to Imperial, pursuant to and subject to Section 3(c) herein, shall become a royalty obligation to any and all licenses or sublicenses granted in and for Canada, Mexico, Argentina, Russia and Venezuela.

3. In consideration of the foregoing, including the termination of the License Agreement, Clean Sands agrees to the following:

(a)	Cancellation of the Promissory Note, including the release of the collateral thereunder and cancellation of Lender Warrant 2010-9-01 (Clean Sands shall provide to Imperial the original Promissory Note marked “Paid In Full” across its face);

(b)	Pay to Imperial the sum of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00) on or before January 4,2011, the Closing Date;

(c)	Pay to Imperial a royalty payment of two and one-half percent (2.50%) of gross revenues as actually earned and received by Clean Sands in Canada (the “Royalty Payments”) on a monthly basis, payable within fifteen (15) days of the end of a month for its use of the Technology in Canada, Mexico, Argentina, Russia and Venezuela. “Gross Revenue” means revenue of Clean Sands derived from the use or application of the Technology, and in the case of a licensing fee or royalty charged by Clean Sands means that licensing fee or royalty without deduction for expenses, but not including value added taxes applicable. Clean Sands shall have the right, but not the obligation, to purchase the Royalty Payment obligation on or before December 31, 2015 by providing written notice to Imperial of its intent to purchase such Royalty Payment and by payment by certified check or wire transfer [i] for Canada of Two Million Five Hundred Thousand and No/100 Dollar ($2,500,000.00) and/or [ii] for Mexico, Argentina, Russia and Venezuela of Three Hundred Thousand and No/100 ($300,000.00) per territory. Royalty Payments made to Imperial from the Clean Sands operations prior to the election of Clean Sands to purchase any of the Royalty Payments, herein, shall be retained by Imperial;

(d)

Use commercially reasonable and good faith efforts to deploy the Technology in Canada on or before December 31, 2015, provided that the Parties acknowledge that that Clean Sands may be prevented from or delayed in deploying the

Technology as the result of certain governmental and environmental restrictions and other conditions beyond its reasonable control; and

(e)	Exclusively pursue entering into a contract to develop a project utilizing the Technology for Vulcan Materials in Uvalde, Texas on or before December 31,2011 on terms satisfactory to Clean Sands, in its sole determination. Clean Sands agrees to pay to Imperial one and sixty-six percent (1.66%) of gross revenues as actually earned and received by Clean Sands on a monthly basis within fifteen (15) days of the end of a month. “Gross Revenue” means revenue of Clean Sands derived from the use or application of the Technology, and in the case of a licensing fee or royalty charged by Clean Sands means that licensing fee or royalty without deduction for expenses, but not including value added taxes applicable. Clean Sands will assume any obligations asserted by Hyde Parke and Charlotte Capital Partners with respect to fees and other payments due to those parties in connection with the Vulcan project. In the event that Clean Sands is unable to complete an agreement on or before December 31, 2011 to install a facility or otherwise deploy the Technology at the Vulcan Site on terms it deems acceptable to it or otherwise abandons its efforts therein, Imperial shall then, and only then, have the right to contact Vulcan Materials and pursue the installation of a facility at the Vulcan site without further obligation or consideration to Clean Sands.

4. The existing Technology License Agreement between Proven and Arrakis Oil Recovery, LLC (“Arrakis”) shall be amended as provided in Exhibit D attached hereto and made a part hereof, to, in part, provide for the following:

(a)	Proven’s Patent non-exclusive License Grant to Arrakis shall be limited to the United States only. (Section One Patent License Grant)

(b)	Arrakis, as Licensee, shall pay Proven, as Licensor, Royalty Payments of two and one-half percent (2.50%) of gross revenues as actually earned and received by Arrakis on a monthly basis within fifteen (15) days of the end of a month. “Gross Revenue” means revenue of Arrakis derived from the use or application of the Technology, and in the case of a licensing fee or royalty charged by Arrakis means that licensing fee or royalty without deduction for expenses, but not including value added taxes applicable. (Section Three Royalty)

(c)	In consideration of the termination of the Exclusive License Agreement and other provisions in this Agreement, Proven will sell to Imperial all of its right, title and interest in and to the one thousand (1,000) membership units it owns in Arrakis, representing a 33.3% ownership interest for One Hundred Thousand and No/100 ($100,000.00) pursuant to the membership interest purchase agreement between Imperial and Proven attached hereto as Exhibit E.

(d)	Proven consents to the purchase by Imperial of the membership units owned by Heskett Holding I, LLC in Arrakis.

5. In consideration of the foregoing, Clean Sands, at its expense, shall be permitted to conduct or facilitate tests or test runs of the Demonstration Unit for its potential customers, investors and clients until May 31, 2011.

6. Imperial represents with respect to the Technology and Intellectual Property that:

(a)	Imperial has the irrevocable and exclusive right to terminate the Exclusive License Agreement;

(b)	Imperial will complete the payments to Proven as per the terms included in the Proven Quote for the Demonstration Unit upon the completion of the FAT (Final Acceptance Test) anticipated in the Quote terms;

(c)	There is no pending or threatened action or judgment that has been commenced or filed in connection with the Technology and Intellectual Property and there is no pending or threatened claim or dispute in connection with the Technology and Intellectual Property; and

(d)	That, except for the Royalty Payments as provided in Section 3(c) and Arrakis’ non-exclusive license for the United States, it has no further rights, express or implied, to the Technology and Intellectual Property for any territory, including Canada, Mexico, Russia, Venezuela and Argentina.

7. Imperial hereby covenants and warrants:

(a)	Imperial is duly formed and validly existing under the laws of the State of Nevada, with all necessary power and authority to enter into this Agreement and to consummate the transactions herein contemplated. The execution and delivery hereof and the performance by Imperial of its obligations hereunder will not violate or constitute an event of default under any material terms or material provisions of any agreement, document, instrument, judgment, order or decree to which Imperial is a party or by which Imperial is bound; and

(b)	Imperial has caused all proceedings required to be taken by or on behalf of Imperial to authorize the Imperial to make and deliver this Agreement and to perform the covenants, obligations and agreements of Imperial hereunder and that no further approval to the execution or delivery of this Agreement by Imperial or the performance by Imperial of its covenants, obligations and agreements hereunder is required from any board of directors, shareholder, creditor, investor, judicial, legislative or administrative body, governmental authority or other person, other than any such approval which already has been unconditionally given, and this Agreement will be binding upon the Imperial in accordance with its terms.

8. Other than for the obligations created herein, the Parties do hereby release and discharge one another and their respective assigns, agents, officers, managers, directors, shareholders, employees, members, owners, parent entity, subsidiaries, affiliates, attorney’s and representatives from any and all claims, demands, damages, debts, agreements, covenants, suits, obligations, liabilities, accounts, rights, actions, and causes of actions of any nature whatsoever, whether arising at law or in equity whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or un-liquidated, whether presently accrued or accrued hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted for or because of or as a result of any omission, communication, transaction, occurrence, representation, promise, damage, breach of contract, or any other matter whatsoever, or thing done omitted or suffered to be done by Party.

9. This Agreement (and those agreements referenced herein) contain the entire agreement between the Parties hereto; there are no representations, inducements, promises, agreements, arrangements or undertakings, oral or written, between the Parties other than those set forth herein. No agreement of any kind relating to the matters covered by this Agreement shall be binding upon either party unless and until the same has been made in writing and executed by all interested Parties. Any amendment or modification of this Agreement must be signed by both Parties before it is effective. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

10. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement is determined by a proper court to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall remain in full force and effect without such invalid, illegal or unenforceable provisions provided that the severance of such provision(s) does not result in a material failure of consideration under this Agreement to either party hereto.

11. All captions in this Agreement are intended solely for the convenience of the Parties, and none shall be deemed to affect the meaning or construction of any provision hereof. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, where applicable. This Agreement may be executed in duplicate, and each copy so executed shall be deemed an original. A signature received by facsimile or electronic mail by a party to this Agreement is as binding as an original signature delivered to that party. This Agreement may only be amended by a writing executed by the Parties hereto.

12. This Agreement shall be construed in accordance with and governed by the laws of the State of Tennessee, without reference to its conflicts of laws provisions.

13. If either party commences an action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys’ fees and costs of suit, including, but not limited to, fees and costs of appeal.

14. Any notice, demand or other communication required or desired to be given under this Agreement shall be in writing and shall be deemed given [i] upon receipt when delivered by hand; [ii] one (1) business day after being sent by facsimile (with a transmission receipt verified by the sender and a hard copy promptly dispatched by United States mail, postage prepaid); [iii] one (1) business day after being sent by Federal Express or other nationally recognized overnight courier for next business day delivery, fee prepaid; or [iv] three (3) days after being mailed by first-class certified or registered mail, return receipt requested, postage prepaid, in all cases addressed as follows:

Notices to IMPERIAL:	IMPERIAL PETROLEUM, INC.
Attention: Mr. Jeffrey T. Wilson, President
P.O. Box 1006
Evansville, Indiana 47706
Facsimile: 812-867-1678

Notices to CLEAN SANDS:	CLEAN SANDS INTERNATIONAL, INC.
Attention: Charles Robert Bone
511 Union Street, Suite 1600
Nashville, Tennessee 37219
Facsimile: 615-238-6301

A party may change the party’s address by giving notice of the address change in accordance with this Section.

[signatures appear on the following page]

IN WITNESS WHEREOF, the Parties hereto have duly executed, sealed and delivered this Agreement on the day and year first above written.

IMPERIAL PETROLEUM, INC.		CLEAN SANDS INTERNATIONAL, INC.

By:	/s/ Jeffrey T. Wilson	By:	/s/ Illegible
Title:	President	Title:	President
Date:	1/4/11	Date:	1/4/11

ACKNOWLEDGEMENT AND AGREEMENT BY PROVEN ENGINEERING & TECHNOLOGIES, LLC:

By:	/s/ William Carmichael
Title:	Vice President
Date:	1-4-2011

/s/ Illegible
1-1-2011

EXHIBIT A

[Exclusive Technology License Agreement]

EXCLUSIVE TECHNOLOGY LICENSE AGREEMENT

THIS EXCLUSIVE TECHNOLOGY LICENSE AGREEMENT (“Agreement”) is entered into on May 1, 2010 (“Effective Date”), by and between Imperial Petroleum, Inc. (“IMPERIAL”), a corporation registered and existing under the laws of the State of Nevada, United States of America, having its principal address at PO Box 1006, Evansville, IN 47706, and Proven Engineering & Technologies, LLC (“PROVEN”), a limited liability company registered and existing under the laws of the State of Texas, United States of America, having its principal address at 9044 Longpoint Road, Houston TX 77055. PROVEN will be referenced throughout this Agreement as “Licensor.”

RECITALS:

WHEREAS, PROVEN and IMPERIAL desire to enter into this Exclusive Technology License Agreement.

NOW, THEREFORE, in consideration of the mutual warranties, covenants and obligations set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	PATENT LICENSE GRANT

Licensor hereby grants to IMPERIAL the exclusive right, privilege and license within the territorial limits of Canada, to (i) practice, use and exploit the Intellectual Property; (ii) incorporate the Intellectual Property into processes, methods, and products necessary or convenient for IMPERIAL’s business. The parties acknowledge and agree that the consideration for the grant of the license provided in this Agreement is sufficient consideration for the license granted in this Agreement, and that no separate consideration is required for any such license granted in this Agreement. Intellectual property shall include all the patents, pending patent applications, continuations, continuations-in-part, licenses held by Licensor and any future patent applications, or process technology owned or developed by Licensor and useful in the recovery of bitumen and oil from oil and tar sands and limestone rock asphalt.

2.	OWNERSHIP OF INTELLECTUAL PROPERTY

(2.1) IMPERIAL acknowledges and agrees that Licensor shall retain all right, title, and interest in and to the Intellectual Property.

(2.2) Rights to any and all improvements, derivations, continuations or modifications to any part of the Intellectual Property (collectively, “Improvements”), which Improvements were developed or created in whole or in part by PROVEN, including any patentable inventions and patents arising therefrom, shall be the property of PROVEN. All improvements, derivatives, continuations or modifications of the Intellectual Property shall be granted and licensed hereunder to IMPERIAL under this Agreement.

(2.3) Licensor shall, from time to time, and as IMPERIAL shall reasonably require, provide IMPERIAL, at IMPERIAL’S expense, with training, technical support, and advice, relating to use, practice, exercise, implementation, exploitation or commercialization of any aspect of the Intellectual Property.

3.	CONSIDERATION

Licensee shall pay to Licensor 1,000,000 shares of the restricted common stock of Imperial. In addition, Licensee shall pay Licensor a royalty equal to one and twenty-five hundredths percent (1.25%) of all hydrocarbons and/or byproduct such as sand product sold by Licensee or any Sublicensee, including but not limited to any tolling fees or other consideration received by Licensee in the application of the license technology. All royalties shall be payable monthly on or before the 15th day of each calendar month after receipt by Licensee. Payment shall be made or sent to Licensor or its authorized representative at 9044 Longpoint Road, Houston, Texas 77055.

4.	ASSIGNABILITY

(4.1) No party shall have the right, power or authority to assign this Agreement or all or a portion of its rights or obligations under this Agreement, without the prior written consent of the other party hereto, except as to assignments by either party to subsidiaries or affiliate entities.

(4.2) This Agreement shall be binding upon and inure to the benefit of the heirs, successors, legal representatives and Sublicensees of the parties hereto.

5.	RIGHT TO SUBLICENSE

Licensee shall have the right at any time to sublicense any rights and interest granted to Licensee under the terms and conditions of this Agreement to Arrakis Oil Recovery LLC or it’s other members. Such right may be exercised without obtaining the consent of Licensor, but Licensee expressly agrees that Licensee will in so doing, as to any and all Sublicensees, specifically reserve to Licensor all rights and privileges provided in this Agreement for Licensor in respect to Licensee.

6.	FABRICATION OF PROCESSING UNITS

PROVEN shall have the exclusive right to fabricate, manufacture and assemble the equipment and processing unit utilized by IMPERIAL covering the licensed use for exploitation of the intellectual property subject to and at a price of cost plus ten percent (10%). PROVEN shall have sufficient fabrication facilities, equipment and manpower to complete the fabrication of any units ordered by Licensee or Sublicense within 120 days absent catastrophic events or Acts of God. The parties agree, on a best efforts basis, to schedule the fabrication and deployment of the units so as to most efficiently make use of PROVEN’s fabrication facilities. If, in the event PROVEN is bankrupt, insolvent, unwilling or unable to commence or complete the fabrication and manufacturing of a unit, then and in that event, the Licensee or Sublicensees shall have the right to obtain the services of a third party for the purposes of manufacturing, fabricating, constructing and deploying units until such time as PROVEN is able to recommence its operations and meet the timeframe set forth above

7.	REPRESENTATION AND WARRANTIES

Licensor represents and warrants that:

(a) For the purpose of this Agreement, Licensor solely owns all rights in and to the Intellectual Property that have been granted in this Agreement, and Licensor has the full right to grant the full license described in this Agreement to IMPERIAL.

(b) No pending or threatened Action or judgment has been commenced or filed in connection with the Intellectual Property and there is no pending or threatened claim or dispute in connection with the Intellectual Property.

8.	INDEMNIFICATION

Licensor shall indemnify, defend, and hold PROVEN harmless from and against any loss, liability, cost, claim, damages, judgment or expense of any kind, including, but not limited to, attorneys’ fees, expert fees, and costs of suit, arising out of or in any way related to IMPERIAL’s exercise of the rights granted in this Agreement or any breach of Licensor’s representations and warranties set forth in this Agreement.

9.	PERFORMANCE

(9.1) Maintenance of Intellectual Property. Licensor shall, at Licensor’s sole expense, diligently prosecute and maintain intellectual property protection for the Intellectual Property, including by maintaining and filing patent applications, and by taking all steps necessary to ensure that any portion of the Intellectual Property that may be subject to trade secret protection is treated as a trade secret, including by making all reasonable efforts to guard the secrecy of such material.

(9.2) Control of Infringement Litigation. IMPERIAL shall use reasonable business efforts to detect any unauthorized use of the Intellectual Property, and IMPERIAL shall report to Licensor in writing any known or suspected cases of unauthorized or infringing uses. Thereafter. Licensor shall, within thirty (30) days of receipt of IMPERIAL’S notice of infringement or possible infringement either (i) initiate reasonable steps to attempt to terminate such unauthorized or infringing activities or (ii) notify IMPERIAL that it does not intend to pursue the infringer or potential infringer referenced in IMPERIAL’S notice. If Licensor, within the thirty (30) day period referenced in the preceding sentence fails to take action, then IMPERIAL may take action against such infringer or potential infringer, and Licensor shall cooperate fully in any such action, at Licensor’s expense in any legal action against any infringer or potential infringer shall be at the sole expense of the Licensor. Any recovery from such action shall belong to the Licensor.

10.	TERM AND TERMINATION

(10.1) Term: This Agreement shall be effective as of the Effective Date and shall remain in effect until the expiration of the last of Intellectual Property.

(10.2) Use after Expiration of Term: Licensee and Sublicensees shall have the right to continue to use the Intellectual Property even after the expiration of the term of this Agreement.

(10.3) Invalidity of Intellectual Property: When the Intellectual Property is rendered invalid or use, sell, manufacture, practice, implementation and/or exploitation of the Intellectual Property is/are rendered to infringe third party’s intellectual property right, IMPERIAL shall have a right to terminate this Agreement.

11.	MISCELLANEOUS

Entire Agreement: This Agreement represents the entire understanding between the parties with regard to the licensing of the Intellectual Property. This Agreement may not be modified or amended by any oral agreement or representation, but only by a wiiting signed by an authorized representative of the party against whom the amendment or modification is claimed.

* * * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

LICENSEE:		LICENSOR:
IMPERIAL PETROLEUM, INC.		PROVEN ENGINEERING & TECHNOLOGIES, LLC

By:	/s/ Jeffrey T. Wilson	By:	/s/ William Carmichael
	Jeffrey T. Wilson, President		William Carmichael, Manager/Member

AMENDMENT NUMBER ONE TO

EXCLUSIVE TECHNOLOGY LICENSE AGREEMENT

THIS AMENDMENT NUMBER ONE TO EXCLUSIVE TECHNOLOGY LICENSE AGREEMENT (“Agreement”) is entered into on September 1, 2010 (“Effective Date”), by and between Imperial Petroleum, Inc. (“IMPERIAL”), a corporation registered and existing under the laws of the State of Nevada, United States of America, having its principal address at PO Box 1006, Evansville, IN 47706, and Proven Engineering & Technologies, LLC (“PROVEN”), a limited liability company registered and existing under the laws of the State of Nevada, United States of America, having its principal address at 9044 Longpoint Road, Houston TX 77055 and Arrakis Oil Recovery LLC (“ARRAKIS”) , a limited liability corporation registered and existing under the laws of the State of Delaware, United States of America, and having its principal address at 329 main Street, Suite 801, Evansville, IN 47708. PROVEN and ARRAKIS will be referenced throughout this Agreement as “Licensor” or “Licensors”.

RECITALS:

WHEREAS, PROVEN and ARRAKIS entered into a non-exclusive Technology License Agreement dated March 3, 2010 granting ARRAKIS the non-exclusive right, privilege and license in all areas outside of the territorial limits of Canada, to (i) practice, use and exploit the Intellectual Property including any improvements thereon; (ii) incorporate the Intellectual Property into processes, methods, and products necessary or convenient for ARRAKIS’s business; and

WHEREAS, PROVEN and IMPERIAL entered into an Exclusive Technology License Agreement dated May 1, 2010 granting IMPERIAL the exclusive right, privilege and license within the territorial limits of Canada, to (i) practice, use and exploit the Intellectual Property including any improvements thereon; (ii) incorporate the Intellectual Property into processes, methods, and products necessary or convenient for IMPERIAL’S business; and

WHEREAS, the Intellectual Property is defined in each of the agreements as all the patents, pending patent applications, continuations, continuations-in-part, licenses held by Licensor and any future patent applications, or process technology owned or developed by Licensor and useful in the recovery of bitumen and oil from oil and tar sands and limestone rock asphalt; and

WHEREAS, IMPERIAL has negotiated a sub-license agreement with a third party that desires the exclusive rights to exploit the Intellectual Property rights granted by PROVEN to each of ARRAKIS and IMPERIAL in Canada, Russia, Mexico, Venezuela and Argentina; and

WHEREAS, PROVEN, IMPERIAL AND ARRAKIS each deem it desirable for IMPERIAL to enter into the proposed exclusive sub-license agreement with the third party and desire to further clarify the rights of the parties hereto to the Intellectual

Property as those rights pertain to Russia, Mexico, Venezuela and Argentina;

NOW, THEREFORE, in consideration of the mutual warranties, covenants and obligations set forth below, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT OF PATENT LICENSE GRANT: The parties hereto agree that the description of the Intellectual Property shall be modified to include “inland barge recovery technology, processes and equipment developed by PROVEN and designed for the recovery of bitumen and oil from tailings ponds and reservoirs.”

2. AMENDMENT OF EXCLUSIVE TERRITORIES GRANTED TO IMPERIAL: The parties hereto agree that IMPERIAL shall be granted the exclusive rights to the License grant of the Intellectual Property from PROVEN in the following additional territories or countries and that neither ARRAKIS nor PROVEN shall grant sub-licenses to the Intellectual Property in these territories or countries: (1.) Russia; (2.) Argentina; (3.) Mexico and (4.) Venezuela. The parties hereto acknowledge that IMPERIAL has already been granted the exclusive rights to the Intellectual Property in the territorial limits of Canada.

3. AMENDMENT OF RIGHTS TO SUB-LICENSE: The parties hereto agree that notwithstanding any other provision of the original technology license agreements granted to either IMPERIAL or ARRAKIS, IMPERIAL shall have the right, without prior notice or approval to the other parties hereto, to sub-license the rights to the Intellectual Property as it deems appropriate or desirable and subject only to (i.) the commercial rights provided in the Agreement as to the royalty paid to PROVEN equal to one and twenty-five hundredths percent (1.25%) of all hydrocarbons and/or byproduct such as sand product sold by IMPERIAL or any Sub-licensee, including but not limited to any tolling fees or other consideration received by IMPERIAL in the application of the license technology; and (ii.) the subject to the exclusive rights retained by PROVEN under Section 6 of the Agreement to fabricate, manufacture and assemble the equipment and processing units utilized by IMPERIAL covering the licensed use for exploitation of the Intellectual Property subject to and at a price of cost plus ten percent (10%). Such rights shall extend to any sub-license of the Intellectual Property.

4. MISCELLANEOUS

Entire Agreement: This Agreement represents the entire understanding between the parties with regard to the licensing of the Intellectual Property. This Agreement may not be modified or amended by any oral agreement or representation, but only by a writing signed by an authorized representative of the party against whom the amendment or modification is claimed. In the event that a dispute exists between this Amendment Number One and the original Technology License Agreements granted to either IMPERIAL or ARRAKIS by PROVEN, the terms of this Amendment shall prevail. All other terms and conditions of the Exclusive Technology License Agreement shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

	LICENSEE:	LICENSOR:
	IMPERIAL PETROLEUM, INC.	PROVEN ENGINEERING & TECHNOLOGIES, LLC

By:		By:	/s/ William Carmichael
	Jeffrey T. Wilson, President		William Carmichael, Manager/Member

		By:	/s/ Daniel R.Whitcher
Daniel R.Whitcher, Manager/Member

		By:	/s/ Gary L. Stevenson
Gary L. Stevenson, Manager/Member

LICENSOR:
ARRAKIS OIL RECOVERY, LLC

By:
Jeffrey T. Wilson, Managing Member

Agreed to and accepted by:

HESKETT HOLDING I, LLC

By:
John Heskett, Member

PROVEN ENGINEERING AND TECHNOLOGIES, LLC

By:	/s/ William Carmichael
William Carmichael, Member

EXHIBIT B

[Promissory Note]

EXHIBIT A

PROMISSORY NOTE

$250,000.00	September , 2010

Nashville, Tennessee

FOR VALUE RECEIVED, the undersigned, Imperial Petroleum, Inc. (the “Maker”), a Nevada corporation, promises to pay to the order of Clean Sands International, Inc., a Tennessee corporation (hereinafter referred to as “Payee”; Payee, and any subsequent Holder[s] hereof being hereinafter referred to collectively as “Holder”), at 511 Union Street, Suite 1600, Nashville, Tennessee, 37219 or at such other place as the Holder may designate to Maker in writing from time to time, the maximum principal sum of Two Hundred and Fifty Thousand and No/100 Dollars ($250,000.00), together with interest thereon, on so much thereof as is from time to time outstanding and unpaid, and all other amounts that shall be payable herein (the “Indebtedness”), at the rate hereinafter set forth, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private, such principal and interest to be paid as follows:

Interest shall accrue on the unpaid principal balance of this Note at a rate of interest equal to twelve percent (12.00%) per annum. Interest shall be computed on the actual days elapsed divided by a 365 day year basis. The interest shall be due on a monthly basis beginning on November 1, 2010.

All principal and all accrued and unpaid interest shall be due and payable on the sooner of (i) September 30,2011 or (ii) the Maker and Payee entering into a Licensing Agreement whereby Maker grants to Payee an exclusive, irrevocable, and transferable license to use the oil sands recovery system and inland oil recovery barge technology, which includes without limitation high velocity shearing eductors, Fast Flow Pumps®, abrasion resistant hydrocyclones, Weir Tank coalescing technology and certain proprietary chemicals, that was developed, designed and patented and/or subject to pending patents or is being held on a proprietary basis pending patent application and owned by Proven Engineering & Technologies, LLC (the “Technology”) and exploit all rights and interests in the Technology in Mexico, Argentina, Russia, Venezuela, and Canada.

The indebtedness evidenced by this Note may be prepaid in whole or in part without penalty. Any such prepayment shall be first applied to all accrued and unpaid interest.

This Note is secured by the Loan and Security Agreement executed simultaneously herewith pledging as collateral the Maker’s scaled-up proto-type Demonstration Unit constructed to (i) demonstrate the oil sands recovery technology utilized by the Borrower, including a non-thermal, mechanical and chemical closed-loop system to recover the bitumen or heavy oil from oil sands, on a large scale capable of being skid-mounted and (ii) confirm the commercial capabilities and applications of such (the “Collateral”).

This Note shall be in default upon the occurrence of any of the following events:

1. Failure to pay the Indebtedness, or any part thereof, when and as the same shall become due and payable; or

2. If any warranty, covenant, representation, agreement or statement made, furnished or contained in this Note or in any other instrument, transfer, assignment, document or loan agreement given with respect to the Indebtedness, be untrue or misleading in any material respect; or

3. The nonperformance, nonobservance, breach or failure to execute in every particular the covenants, agreements, promises, obligations, warranties and conditions set out in this Note or in any other instrument given with respect to the Indebtedness; or

4. The filing by or against Maker of a voluntary or involuntary petition in bankruptcy; or the filing by Maker of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency, receivership or other relief for debtors; or Maker’s seeking or consenting to or acquiescing in the appointment of any trustee, receiver, liquidator or examiner of Maker of all or any part of the Collateral secured to Holder, including, but not limited to, rents, issues, profits or revenues thereof; or the making by Maker of any general assignment for the benefit of creditors; or

5. The occurrence of an event of default or the occurrence of an event which, with the passage of time or the giving of notice, or both, would constitute an event of default under any loan agreement or under any deed of trust, mortgage, security agreement or similar instrument encumbering the Collateral secured to Holder or any portion of the Collateral.

The validity, construction and enforceability of, and the rights and obligations of the Maker and the Holder under this Note shall be governed by, construed and enforced in accordance with, the laws of the State of Tennessee.

Time is of the essence of each obligation of the Maker hereunder.

Notwithstanding anything to the contrary contained herein, the effective rate of interest on the indebtedness evidenced by this Note shall not exceed the lawful maximum rate of interest permitted to be paid. Without limiting the generality of the foregoing, in the event the interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted, and any amount which would exceed the highest lawful rate already received and held by the Holder shall be applied to a reduction of principal (without premium or penalty) and not to the payment of interest.

In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.

The Maker, for itself and its successors and assigns, waives presentment, protest and demand, notice of protest, demand, dishonor and non-payment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Maker.

If default be made in the payment of interest or of principal and interest due under this Note, or in the payment of any other sum which may be due and owing under any document or instrument securing this Note (subject to the applicable grace or cure period), then the entire principal sum outstanding, together with accrued interest thereon, fees, charges, and costs, if any, shall, at the option of the Holder, at once become due and payable without further notice. If default be made in the performance of any other provisions herein contained, or if default occurs (other than the payment of this Note) under any other document or instrument securing this Note, then after the expiration of any applicable grace period, the entire principal sum outstanding, together with accrued interest thereon, fees, charges, and costs, if any, shall, at the option of the Holder, after the expiration of any applicable grace period, become due and payable without further notice.

No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

In the event this Note is placed in the hands of an attorney for collection or for enforcement or protection of the security, Maker agrees to pay the reasonable attorney’s fees, all court and other costs.

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the date and year set out above.

MAKER:

IMPERIAL PETROLEUM, INC.

By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson
President

EXHIBIT C

[Termination Agreement]

TERMINATION OF LICENSE AGREEMENT

PROVEN ENGINEERING & TECHNOLOGIES, LLC, a limited liability company, having its principal place of business at 1729A Brittmoore Road, Houston, Texas 77043 (“Proven”) and IMPERIAL PETROLEUM, INC., a Nevada corporation, having its principal place of business at P.O. Box 1006, Evansville, Indiana 47706 (“Imperial”), hereby agree to terminate the Exclusive Technology License Agreement dated May 1, 2010, along with any amendment thereto, including Amendment Number One (collectively the “Exclusive License Agreement” attached as Exhibit A).

The Exclusive License Agreement is hereby terminated effective as of January 1, 2011 and the same shall thereafter have no further force and effect. In furtherance of the foregoing, Proven hereby terminates and Imperial relinquishes all of Imperial’s rights set forth in the Exclusive License Agreement, including, without limitation, any right to use or sublicense in any manner the technology and intellectual property thereunder. Proven is aware of and acknowledges the Agreement dated January 1, 2011 between Imperial and Clean Sands International, Inc., a Tennessee corporation, having its principal place of business at 511 Union Street, Suite 1600, Nashville, Tennessee 37219 (“Clean Sands”) wherein Clean Sands has provided for the payment of certain royalty payments, if any, to Imperial and such royalty payments shall become an obligation for any and all licenses or sublicenses granted in and for Canada, Mexico, Argentina, Russia and Venezuela.

Proven and Imperial forever mutually release and discharge each other from any and all claims, demands, debts, damages, liabilities, actions, causes of action, suits, sums of money and accounts either party may now have or has had against the other, their heirs, successors or assigns, arising out of the Exclusive License Agreement.

The parties agree that the terms of this termination of the Exclusive License Agreement constitute sufficient consideration for this agreement. This agreement may be executed in counterparts, each of which when executed and delivered shall constitute an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this agreement as of January 1, 2011.

IMPERIAL PETROLEUM, INC,.		PROVEN ENGINEERING & TECHNOLOGIES, LLC

By:	/s/ Jeffrey T. Wilson	By:

Title:	President	Title:

Date:	1/4/11	Date:

TERMINATION OF LICENSE AGREEMENT

PROVEN ENGINEERING & TECHNOLOGIES, LLC, a limited liability company, having its principal place of business at 1729A Brittmoore Road, Houston, Texas 77043 (“Proven”) and IMPERIAL PETROLEUM, INC., a Nevada corporation, having its principal place of business at P.O. Box 1006, Evansville, Indiana 47706 (“Imperial”), hereby agree to terminate the Exclusive Technology License Agreement dated May 1, 2010, along with any amendment thereto, including Amendment Number One (collectively the “Exclusive License Agreement” attached as Exhibit A).

The Exclusive License Agreement is hereby terminated effective as of December 31, 2010 and the same shall thereafter have no further force and effect. In furtherance of the foregoing, Proven hereby terminates and Imperial relinquishes all of Imperial’s rights set forth in the Exclusive License Agreement, including, without limitation, any right to use or sublicense in any manner the technology and intellectual property thereunder. Proven is aware of and acknowledges the Agreement dated December __, 2010 between Imperial and Clean Sands International, Inc., a Tennessee corporation, having its principal place of business at 511 Union Street, Suite 1600, Nashville, Tennessee 37219 (“Clean Sands”) wherein Clean Sands has provided for the payment of certain royalty payments, if any, to Imperial and such royalty payments shall become an obligation for any and all licenses or sublicenses granted in and for Canada, Mexico, Argentina, Russia and Venezuela.

Proven and Imperial forever mutually release and discharge each other from any and all claims, demands, debts, damages, liabilities, actions, causes of action, suits, sums of money and accounts either party may now have or has had against the other, their heirs, successors or assigns, arising out of the Exclusive License Agreement.

The parties agree that the terms of this termination of the Exclusive License Agreement constitute sufficient consideration for this agreement. This agreement may be executed in counterparts, each of which when executed and delivered shall constitute an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this agreement as of December 31, 2010.

IMPERIAL PETROLEUM, INC.	PROVEN ENGINEERING & TECHNOLOGIES, LLC

By:	By:	/s/ Illegible

Title:	Title:	President

Date:	Date:	1/4/2011

Illegible, VP

EXHIBIT A

See Exhibit A to 1/1/11 Agreement

between Imperial and Clean Sands.

EXHIBIT D

[Arrakis Amendment]

EXHIBIT D

[Arrakis Amendment]

AMENDMENT NUMBER ONE TO THE

TECHNOLOGY LICENSE AGREEMENT

OF

ARRAKIS OIL RECOVERY, LLC

This Amendment Number One to the Technology License Agreement (the “Agreement”) is adopted and entered into by and among Proven Engineering & Technologies, LLC, (“Proven or Licensor”) a limited liability company incorporated under the laws of the State of Texas, with its address at 1729 A Brittmoore Rd, Houston, TX 77043 and Arrakis Oil Recovery, LLC, (“Arrakis or Licensee”) a Delaware limited liability corporation, with a mailing address of P. O. Box 1006, Evansville IN 47706, pursuant to and in accordance with the Limited Liability Company Law of the State of Delaware, as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act.

The parties agree to amend the Technology License Agreement as follows, to-wit:

SECTION ONE

PATENT LICENSE GRANT

Revised as follows by striking the last sentence: “PROVEN’s Patent License Grant shall not extend to the territorial limits of Canada.”

Adding the following sentence in its place: “PROVEN’s Patent License Grant shall be limited to the United States only.”

SECTION THREE

ROYALTY

Revised in its entirety as follows: “Licensee shall pay Licensor a royalty payment equal to two and one half percent (2.5%) of the Gross Revenues (“Royalty Interest”) as actually earned and received by Licensee on a monthly basis within fifteen (15) days of the end of the month. “Gross Revenue” means the revenue of Licensee derived from the use or application of the Technology, and in the case of a licensing fee or royalty charged by Licensee, means that licensing fee or royalty without deduction for expenses, but not including value added taxes applicable.”

SECTION SIX

FABRICATION OF PROCESSING UNITS

Revised in its entirety as follows: “PROVEN shall have the exclusive right to fabricate, manufacture and assemble the equipment and processing unit utilized by ARRAKIS covering the licensed use for exploitation of the Intellectual Property subject to and at a price of cost plus thirty percent (30%). As used in this paragraph, “cost” shall mean the sum of (i.) actual invoice costs for materials (ii.) labor expenses incurred by PROVEN in the construction of the processing; units and (iii) allocated management overhead during the construction period. PROVEN shall have sufficient fabrication facilities, equipment and manpower to complete the fabrication of any units ordered by Licensee or Sub-licensee within 120 days, absent catastrophic events or Acts of God. The Parties agree, on a best efforts basis to schedule the fabrication and deployment of the units so as to most efficiently make use of PROVEN’S fabrication facilities. If in the event PROVEN is bankrupt, insolvent, unwilling or unable to commence or complete the fabrication and manufacturing of a unit, then and in that event, the Licensee or Sub-licensee shall have the right to obtain the services of a third party for the purposes of manufacturing, fabricating, constructing and deploying units until such time as PROVEN is able to recommence its operations and meet the timeframe set forth above.”

IN WITNESS WHEREOF the undersigned have duly executed this Agreement this 4th day of January, 2011.

PROVEN ENGINEERING & TECHNOLOGIES, LLC

By:	/s/ Gary Stevenson	/s/ William A. Carmichael
	Gary Stevenson, President and Member	William A. Carmichael VP and Member

ARRAKIS OIL RECOVERY, LLC

By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson, Managing Member

EXHIBIT E

[Membership Interest Purchase Agreement]

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is made and entered, into this the 4 day of January, 2011, by and between Proven Engineering & Technologies, LLC, a limited liability company incorporated under the laws of the State of Texas, with its address at 1729 A Brittmoore Rd, Houston, TX 77043, (“Proven”) and Imperial Petroleum, Inc., a Nevada corporation whose address is 329 Main Street, Suite 804, Evansville, IN 47708, (“Imperial”).

RECITALS

WHEREAS, Proven is the owner of 1,000 units of the membership units representing 33.33% of the ownership interest in Arrakis Oil, Recovery, LLC, a Delaware limited liability corporation (“Arrakis”);

WHEREAS, Imperial entered into an Exclusive Technology License Agreement with Proven Engineering & Technologies, LLC, (“Proven”) dated May 1, 2010 (the “Exclusive License Agreement” attached as Exhibit A) wherein Imperial exclusively licensed from Proven in rights Canada to a system useful in the recovery of bitumen and oil from oil and tar sands and limestone rock asphalt and an inland oil recovery barge technology, processes and equipment developed and designed for the recovery of bitumen and oil from tailings ponds and reservoirs, which includes without limitation high velocity shearing eductors, Fast Flow Pumps®, abrasion resistant hydrocyclones, Weir Tank coalescing technology and certain proprietary chemicals, that was developed, designed and patented by Proven and/or subject to pending patents and/or is being held on a proprietary basis pending patent application (the “Technology”);

WHEREAS, the Technology is subject to certain copyrights, trademarks, service-marks, trade secrets, patents, patent applications (pending or otherwise), continuations, continuations-in-part, and licenses and any future patent applications, moral rights, contract rights, process technology and other proprietary rights licensed by Imperial and useful in the recovery of bitumen and oil from oil and tar sands and limestone rock asphalt or through inland oil recovery barge technology, processes and equipment (the “Intellectual Property”);

WHEREAS, the Technology and Intellectual Property are owned by Proven;

WHEREAS, Imperial has entered into that certain Agreement dated January 4, 2011 with Clean Sands International, Inc. (“Clean Sands Agreement”) in connection with, among other things, the termination of the Exclusive License Agreement granted to Imperial by Proven with respect to those certain Technology and Intellectual Property rights as recited above;

WHEREAS, Proven desires to sell and Imperial desires to purchase the membership units owned by Proven on and subject to the terms herein;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	A. Purchase of Membership Units. Proven agrees to sell, transfer and assign to Imperial, without recourse, and Imperial hereby agrees to purchase from Proven, without recourse, all of Proven’s membership units and all right, title and interest in Arrakis, for One Hundred Thousand and No/100 Dollars ($100,000.00) in cash (the “Purchase Price”) payable at closing.

B. Termination of the Exclusive Technology License. As additional consideration to Proven for the purchase of its Membership Units in Arrakis as provided in 1 .A. above, Imperial and Proven hereby agree that, at Closing, that certain Exclusive Technology License granted to Imperial and dated May 1, 2010 shall be terminated. Proven acknowledges that the Royalty Payments granted to Imperial in connection with the Clean Sands Agreement and the termination of the Exclusive License Agreement, shall become a royalty burden to any and all Licenses or Sub-Licenses granted in Canada, Mexico, Argentina, Russia and Venezuela.

2. Closing. The closing of the sale shall be on January 4, 2011 at the offices of Imperial Petroleum, Inc. or at such other time and place as the parties hereto may mutually agree.

3. Documents Deliverable at Closing. At closing and upon receipt of the Purchase Price, Proven shall deliver to Imperial 1,000 units of the membership units of Arrakis Oil Recovery, LLC and representing a 33.33% interest therein.

4. Representations and Warranties by Imperial. Imperial hereby represents and warrants as follows:

A.	Organization, Existence, Etc. Imperial is a corporation organized and in good standing under the laws of the State of Nevada.

B.	Authority and Enforceability, Etc. Imperial has the power and authority to execute, deliver and perform this Agreement. Imperial’s execution of this Agreement and its performance of its obligations hereunder are not subject to any further approval, vote or contingency from any person or committee. Assuming due authorization, execution and delivery by Proven, this Agreement and all obligations of Imperial hereunder are the legal, valid and binding obligations of Imperial, enforceable in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

C.	Conflict with Existing Laws or Contracts. The execution and delivery of this Agreement and the performance by Imperial of its obligations hereunder will not conflict with or be a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which Imperial is subject; and Imperial has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by Imperial of this Agreement.

D.	Consent under the Delaware Limited Liability Corporation Act: Imperial warrants that at Closing, it will have obtained the written consent of Heskett Holding I, LLC as required under the Act.

5. Representations and Warranties by Proven. Proven hereby represents and warrants as follows:

A.	Organization, Existence, Etc. Proven is a limited liability corporation organized and in good standing under the laws of the State of Texas.

B.	Authority and Enforceability, Etc. Proven has the power and authority to execute, deliver and perform this Agreement. Proven’s execution of this Agreement and its performance of its obligations hereunder are not subject to any further approval, vote or contingency from any person or committee. Assuming due authorization, execution and delivery by Imperial, this Agreement and all obligations of Proven hereunder are the legal, valid and binding obligations of Proven, enforceable in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

C.	Conflict with Existing Laws or Contracts. The execution and delivery of this Agreement and the performance by Proven of its obligations hereunder will not conflict with or be a breach of any provision of any law, regulation, judgment, order, decree, writ, injunction, contract, agreement or instrument to which Imperial is subject; and Proven has obtained any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by Proven of this Agreement.

D. Acknowledgments by Proven: In connection with, and in consideration of, the sale of its interest in Arrakis, Proven represents and warrants that in making the decision to sell the Arakis interest it has relied upon its own independent investigations and the independent investigations by its representatives, including its own professional legal, tax, and business advisors, and that Proven and its representatives have been given the opportunity to examine all relevant documents and to ask questions of and to receive answers from Imperial and Arrakis and desires no further information respecting the Imperial or Arrakis. Proven represents and warrants that he is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of divesting it’s interest in the Arrakis.

6. Brokers Fees. No broker or other party entitled to a commission is involved in connection with this transaction,

7. Further Assurances. At any time, and from time to time after the Closing, upon the reasonable request of a party hereto, and at the expense of such party, the other party shall do, execute, acknowledge and deliver, and shall cause to be done, executed acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required in order to better to accomplish any provision herein.

8. Entire Agreement. This document together with the other documents executed or to be executed in connection herewith contain the entire understanding and agreement of the parties with respect to the transactions covered by this Agreement and supersedes all other understandings and agreements between the parties, oral or written, relating to the subject matter of this Agreement. No modification, alteration, or amendment of this Agreement and no waiver of any provision of this Agreement shall be valid or effective unless it is in writing and signed by the parties sought to be bound.

9. Execution by Facsimile and Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall constitute an original, but when taken together shall constitute but one agreement, and any party may execute this Agreement by executing any one or more of such counterparts.

10. Miscellaneous. The representations and warranties of the parties contained in this Agreement shall not be discharged or dissolved upon, but shall survive, the closing of the transactions contemplated by this Agreement. This Agreement shall be binding upon, inure to the benefit of, and apply to the respective successors and assigns of the parties to this Agreement. This Agreement is made and intended to constitute a contract under, and shall be construed, interpreted, and enforced in accordance with, the laws of the State of Kentucky.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

(signature page to follow)

PROVEN ENGINEERING & TECHNOLOGIES, LLC

By:	/s/ Gary S. Stevenson
Gary S. Stevenson, Managing Member

By:	/s/ Dan Witcher
Dan Witcher, Member

By:	/s/ William Carmichael
William Carmichael, Member

STATE OF TEXAS )

COUNTY OF HARRIS)

Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Gary S. Stevenson, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself/herself to be MANAGING MEMBER of Proven Engineering & Technologies, LLC, a Texas limited liability corporation, and that he/she as such MANAGING MEMBER of the corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his/her name as MANAGING MEMBER of such corporation.

Witness my hand and seal, this the 4 day of January, 2011.

[SEAL]	SHAUNDRA BROWN	/s/ Shaundra Brown
	Notary Public	NOTARY PUBLIC
	STATE OF TEXAS	My Commission Expires: 12/21/2013
My Comm.Exp. 12-21-13

STATE OF TEXAS)

COUNTY OF HARRIS)

Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Dan Witcher, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself/herself to be MEMBER of Proven Engineering & Technologies, LLC, a Texas limited liability corporation, and that he/she as such MEMBER of the corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his/her name as MEMBER of such corporation.

Witness my hand and seal, this the 4 day of January, 2011.

[SEAL]	SHAUNDRA BROWN	/s/ Shaundra Brown
	Notary Public	NOTARY PUBLIC
	STATE OF TEXAS	My Commission Expires: 12/21/2013
My Comm.Exp. 12-21-13

STATE OF TEXAS)

COUNTY OF HARRIS)

Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared William Carmichael, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself/herself to be MEMBER of Proven Engineering & Technologies, LLC, a Texas limited liability corporation, and that he/she as such MEMBER of the corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his/her name as MEMBER of such corporation.

Witness my hand and seal, this the 4 day of January, 2011.

[SEAL]	SHAUNDRA BROWN	/s/ Shaundra Brown
	Notary Public	NOTARY PUBLIC
	STATE OF TEXAS	My Commission Expires: 12/21/2013
My Comm. Exp. 12-21-13

IMPERIAL PETROLEUM, INC.

By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson, President

STATE OF INDIANA)

COUNTY OF VANDERBURGH)

Before me, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Jeffrey T. Wilson, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself/herself to be President of Imperial Petroleum, Inc., a Nevada corporation, and that he/she as such President of the corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing his/her name as President of such corporation.

Witness my hand and seal, this the 4th, day of January, 2011.

[SEAL]	JENNIFER A. KNIGHT	/s/ Jennifer A. Knight
	Vanderburgh County	NOTARY PUBLIC
	My Commission Expires	My Commission Expires. 8/10/17
August 10, 2017